Issued capital and reserves	12 Months Ended
Dec. 31, 2023
Issued capital and reserves
Issued capital and reserves

22.Issued capital and reserves

Issued capital

The share and per share information presented in this note retroactively reflects the effects of the reverse stock split effective March 8, 2024, which was approved by the Company’s shareholders at the Company’s Annual General Meeting of Shareholders on June 21, 2023 (see note 12).

As of December 31, 2023, the share capital of €1,500 (2022: €1,493) is composed of 14,998,804 (2022: 14,933,933) common shares with a par value of €0.10.

On April 18, 2022, the Company closed its public offering of 2,250,000 common shares, at the public offering price of $40.00 per share. The exercise of the underwriters’ option to purchase over-allotment shares brought the total number of common shares sold by Affimed to 2,587,500. The public offering generated net proceeds of €89.8 million ($97.0 million), after deducting €6.0 million ($6.5 million) in underwriting commissions and other offering expenses. The incremental transaction costs were deducted from equity; shown net of proceeds in the statement of changes in equity.

In November 2021, we entered into a new $100 million ATM program. As of December 31, 2021, 0.02 million common shares were sold, generating net proceeds of €1.6 million in the aggregate. In December 2023, an additional 0.06 million common shares were sold under the ATM program, generating net proceeds of €0.2 million in the aggregate.

As of December 31, 2023, authorized share capital of the Company amounts to €3,120 (2022: €3,120) and 31,195,000 (2022: 31,195,000) common shares, each with a nominal value of €0.10 per share.

Reserves

The capital reserve represents the funds raised from share transactions, net of associated costs.

The fair value reserve comprises the cumulative net change in the fair value of equity instruments designated at fair value through other comprehensive income.